LORD ABBETT LARGE CAP GROWTH FUND

Supplement dated July 21, 2008 to the

Prospectus dated December 1, 2007

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  Lord Abbett uses a dedicated team of portfolio managers to manage the Fund’s investments, supported by an equity research team that provides company, industry, sector and macroeconomic research and analysis.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The portfolio management team is headed by Bruce L. Bartlett, Partner and Portfolio Manager.  Mr. Bartlett joined Lord Abbett in February 2005, and has been a portfolio manager for the Fund since that time.   Before joining Lord Abbett, Mr. Bartlett was most recently Director of Growth Equities at Oppenheimer Funds for nine years.  Assisting Mr. Bartlett is Christopher M. Yates, Portfolio Manager.  Mr. Yates joined Lord Abbett in 2004 and has served as a research analyst for the small cap growth strategy.  Mr. Yates was formerly a Director, Senior Portfolio Manager and Analyst at New York Life Investment Management for ten years.  Messrs. Bartlett and Yates are jointly and primarily responsible for the day-to-day management of the Fund.